SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     June 21, 2004

GUILFORD PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23736	52-1841960

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6611 Tributary Street
Baltimore, Maryland		21224

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:     (410) 631-6300

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

      On June 21, 2004, Craig R. Smith made a presentation regarding the June 17, 2004 transaction between Guilford Pharmaceuticals Inc. and Symphony Neuro Development Company (“SNDC”). A copy of that presentation is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1	Presentation by Craig R. Smith M.D. regarding SNDC transaction made June 21, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guilford Pharmaceuticals Inc.

Date: June 21, 2004	By:	/s/ Asher M. Rubin

Asher M. Rubin Vice President, General Counsel and Secretary

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INDEX TO EXHIBITS

Exhibit
Number	Exhibit Description
99.1	Presentation by Craig R. Smith M.D. regarding SNDC transaction made June 21, 2004.